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                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 33-79398, 33-79396, 33-94792, 33-94770, 333-05621, 333-28955 and 333-28957.


                                               /s/ Arthur Andersen LLP


Boston, Massachusetts
March 26, 1998